unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com


welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

Rodman & Renshaw Annual Global Investment Conference

Ashleigh Palmer, President and CEO

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

Investment Highlights

- Successful turnaround and targeted growth strategy implemented by experienced management team
- Positive Ph3 top-line results for potential first oral calcitonin to market; exit transaction anticipated
- Validated, oral delivery and recombinant manufacturing technology platforms
- $150MM oral PTH partnership with GSK; Ph2 results expected Q4 2011
- Building diversified portfolio of high-potential co-development and commercialization partnerships

Multiple "game-changing" events in next 6-9 months

Corporate Overview

- Founded in 1980 by scientists from Roche Molecular Biology Institute
- NJ-based with Manufacturing and R&D facilities
- 25+ years of extensive R&D focused on development, delivery and manufacturing of therapeutic peptides
  - ✓ Validated, proprietary oral peptide drug delivery
  - ✓ State-of-the-art recombinant peptide manufacturing
  - ✓ Proven peptide R&D and drug formulation expertise
  - ✓ Validated manufacturing process development
  - ✓ Clinical trial capabilities and regulatory expertise
  - ✓ Distinctive core competence that can dominate the growing peptide sector

Therapeutic Peptides are Medically Important and Growing Rapidly

50+ Peptide-based Therapeutics Approved



50
45
40
35
30
25
20
15
10
5
0
First approval year, any country
First US approval year
47
25
1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics.* Powerpoint presentation given at TIDES conference, Boston, MA.

*Withdrawn products not included

130+ Active Peptide Programs

Study of 334 development-stage peptides



Development
132 (39.5%)
Discontinued
145 (43.4%)
Approved
51 (15.3%)
Withdrawn
6 (1.8%)

- Increasing levels of peptide R&D over 30 years
- Increasing number of peptide-based NCEs
- Increasing diversity of therapeutic areas

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics.* Powerpoint presentation given at TIDES conference, Boston, MA.

unigene

Targeted Growth Strategy

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease



Rational Design
Lead Optimization
Preclinical Models
Toxicology
IND Filing
Phase 1
Phase 2
Phase 3
NDA
Commercialization
In-licensing
Annexin Analogs
Satiety Peptides
Proof-of-Concept
Oral PTH – GSK
Oral Calcitonin – Tarsa
Partner/Out-license
Fortical® – Upsher-Smith

- Proprietary shots on goal
- High ROI potential from partnering

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships



Self Financing
Feasibility & Formulation
Peptelligence™
Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other
Unigene's Suite of Proprietary Peptide Technologies
Milestones & Royalties
Oral Calcitonin – Novartis

- Near-term cash from service fees
- Licensing milestones and royalties

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Therapeutic Peptides Have Problems

Drug Delivery

Although oral delivery is preferred for chronic indications

- most approved therapeutic peptides require injection
- no natural peptide has yet been approved as an orally delivered drug product
- oral delivery hampered by low absorption and peptide degradation in the GI tract

cGMP Manufacturing

Larger peptides (>30 amino acids) are more difficult and costly to produce via synthetic production methods

- lower yields, higher impurity profiles and environmental concerns (e.g., use of organics)

We have the solutions

Validated Proprietary Oral Drug Delivery Technology Leads the Industry

1. Enteric coating prevents capsule from opening in stomach at low pH
2. Enteric coat dissolves at neutral pH in the small intestine
3. Protease inhibitor, permeability enhancers and peptide released
4. Peptide absorbed across intestinal wall via paracellular transport



unigene

Unigene's Oral Formulations Represent a Significant Competitive Advantage

Biologic response compared to competitor's formulation that requires four times more peptide


140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
CTx (percent of baseline)
800 µg
200 µg
0 3 5 7 9 12 14 16 18 20 22 24
hours post dosing
Leading Competitor 800 µg sCT *
Unigene 200 µg sCT‡

Measured by the reduction in the blood marker CTx-1

- ✓ Increased bioavailability
- ✓ More reliable therapy
- ✓ Reduced risk of toxicity
- ✓ Lower cost of goods
- ✓ Better formulation

* J Clin Pharm OnlineFirst, published on July 21, 2010 as doi:10.1177/0091270010372625
‡ Unigene Phase 2 clinical trial data on file

unigene

High-Yield Low-Cost Manufacturing

Direct Expression of Peptides

- Patented *E. coli*-based recombinant peptide expression technology
- Peptide secreted directly into culture medium
- Enzymatic amidation of recombinant precursor



Unigene's Peptide Manufacturing Advantages

- ✓ Robust high yield and purity
- ✓ Scalable
- ✓ Cost-effective

Another Significant Competitive Advantage

Validated Manufacturing Leadership

- Novartis completing three Ph3 trials of oral calcitonin using a competitor's delivery platform
  - Results expected before year end
- Unigene's proprietary manufacturing technology was selected to produce Ph3 clinical trial material and commercial API

Novartis Manufacturing Licensing Agreement

Unigene eligible to receive $18+ million in milestone payments

Attractive royalties on Novartis' calcitonin-based product sales

- Further endorsed by partnership with GSK for oral PTH program

unigene

Commercial Production Capability







- 32,000 sq. ft. state-of-the-art cGMP multiple product manufacturing facility
- Fortical®, nasal calcitonin for the treatment of postmenopausal osteoporosis
  - market leader in nasal calcitonin market segment
  - FDA approval and launch in 2005
  - Manufacturing revenues and net sales royalties


Fortical

Yet Another Competitive Advantage

unigene

unigene Applied Peptelligence

Unigene Biotechnologies



The Peptide Development Partner of Choice

- Building a diversified portfolio of partnerships
- Expected 12-18 month lead time for feasibility studies of partners to translate into potential licensing agreements
  - Multiple feasibility studies underway
  - Anticipated partnering announcements over next 12 months

Limited potential due to route of administration	Life cycle management	Development stage peptides with questionable commercial viability

unigene

Earlier than Expected Validation

- Manufacturing and Clinical Supply Agreement with Cara Therapeutics for Phase 1 Study of Novel Kappa Receptor Agonist
  - Further validation of oral delivery and manufacturing technology platforms
  - Cara's Phase 1 study is expected to begin before year end

First agreement signed as a direct result of launching Biotechnologies Strategic Business Unit in Q4 2010

Applied Peptelligence

Unigene Therapeutics



Advanced Pipeline Focused on Metabolic & Inflammatory Diseases


Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Partnership
Fortical®
UPSHER-SMITH
Oral Calcitonin
TARSA
Oral PTH
gsk
Metabolic Peptides
Anti-inflammatory Peptides
High-Value Potential Partnering Opportunities

Oral Calcitonin Licensed to Tarsa – Exit Transaction Anticipated

- Unigene's oral delivery technology platform validated with Positive Ph3 results of oral calcitonin for osteoporosis
  - Study design and endpoints defined in Special Protocol Assessment (SPA)
  - Trial achieved primary endpoint with statistically significant results
  - Full data presentation at ASBMR on September 19, 2011
- Potential to be first oral calcitonin product to cannibalize and then expand a ~$300MM parenteral market
- Ph2 osteoporosis prevention study fully enrolled targeting osteopenia
- M&A/partnership anticipated

Unigene Owns 20% of Tarsa (fully diluted)

Unigene eligible to receive sales-related milestone payments

Unigene eligible to receive royalties on worldwide sales

Oral PTH with GSK – Ph2 Results Q4 2011

- Potential to be first oral PTH to market
- Current injectable market ~$1B; opportunity projected to grow to $2B by 2014
- Signed 2.2MM agreement to conduct certain development and manufacturing activities in advance of potential Ph3 program
- Significant milestone expected with Ph3 decision

GSK has licensed exclusive worldwide rights to oral PTH

$4MM received to execute Ph2 study

$4MM received upon completion of patient enrollment

Up to $140MM in additional milestone payments

Tiered royalties in the "low-to-mid teens"

Metabolic Program: UGP281 – IND Filing and Initiate Ph1 in H1 2012

Moderate weight loss of 5-10% shown to significantly decrease risks of morbid obesity



Treatment Weeks
1
2
3
4
5
6
7
Weight Change
(percent baseline)
4
0
-4
-8
Placebo
UGP281
Placebo
Placebo
Placebo
Placebo
Placebo
group 1
4
0
-4
-8
Placebo
Placebo
UGP281
UGP281
UGP281
UGP281
UGP281
group 2

- A potent anorexigenic peptide selectively targeting the amylin receptor
- Demonstrated decreases in food consumption and weight in preclinical models
- Favorable pharmacological and safety profile potentially addressing many of the shortfalls of recent obesity drug failures
- Incorporates oral formulation and high-yield manufacturing
- Engaged Scientific Advisory Board
- Potential to target orphan population

unigene

Applied Peptelligence

Unigene Corporate



2010 - A Transitional Year

- Q1 2010 - Victory Park Capital debt restructuring
  - extends runway to effect necessary management change
- Q2 2010 - Appointed experienced biopharma CEO to effect turnaround and exploit unfulfilled potential
- Q3 2010 - Comprehensive business audit and SWOT analysis results in new strategy and organizational realignment
- Q4 2010 - New strategy implementation initiated
  - management team recruited
  - business development function and corporate-wide customer/partner focus
  - transition validated with GSK deal

2011 will be Transformational

Experienced Management Team

Ashleigh Palmer President and CEO	25+ years general management experience; Ikaria/INO Therapeutics, Ohmeda, Critical Biologics Corp, Creative BioVentures™ Corp
Greg Mayes, Esq. VP, Corporate Development and General Counsel	12+ years of biopharma legal and commercial experience; ImClone Systems, AstraZeneca, Morgan Lewis LLP
Nozer Mehta, Ph.D. VP, Biological Research and Development	33+ years R&D experience; 28 years with Unigene, Research Asst. Prof. University of Nebraska, Lincoln
Paul Shields, Ph.D. VP, Manufacturing Operations	21+ years manufacturing and operations experience with Unigene
William Steinhauer, CPA VP, Finance	30+ years financial management experience; 20+ years with Unigene, Refac Technology
Roxanne Tavakkol VP, Global Regulatory Affairs and Quality Assurance	20+ years regulatory experience; The Medicines Company, Novartis
Jenene Thomas VP, IR and Business Administration	14 years IR experience; Amicus, Aeterna Zentaris, Savient, Reliant, Pharmacia

unigene

Financial Snapshot

Current cash projections expected to fund operations into 2H 2012	
Market Cap as of 9/8/11	$90MM
Cash Position as of 6/30/11	$9.1MM
Debt as of 6/30/11 *(VPC holds $33MM in convertible debt due 3/2013)*	$48MM
2011 Net Burn	~$2MM per quarter
Fully Diluted Shares Outstanding *(including $33MM conversion)*	172MM

Strong support from Victory Park Capital

- Chairman of the Board
- Can retire $33MM of Unigene's $48MM debt if fully converted
- Confidence in new strategic plan and management team
- Purchased shares on open market
- Executed Forbearance Agreement in December 2010

Multiple near-term game changing events can retire debt

Unigene's Turnaround Scorecard

June 2010	June 2011
Insolvency threatening	Extended cash runway into the H2 2012
Lacking BD functionality	BD/Partnering a competence
GSK PTH partnership moribund	Revised license agreement executed
Tarsa Ph3 ORACAL trial ongoing	Top-line results validate technology
Lacking sustainable/viable strategy	Targeted growth strategy

Near-Term Transformational Catalysts

THERAPEUTICS	H1 2011	H2 2011	H1 2012
gsk *Oral PTH*	Initiate P2 dosing ✔ Complete P2 Enrollment ✔ $4MM Milestone ✔	P2 Top-line Results	Decision to move to P3
TARSA *Oral Calcitonin*	P3 Results ✔	*Awaiting details from Tarsa regarding NDA submission schedule and potential exit transaction*	
unigene *Metabolic disease*			UGP281 for Satiety: File IND Commence Ph1
BIOTECHNOLOGIES			
unigene *Peptelligence™*	Peptide partner feasibility studies ✔	Peptide partner feasibility studies and potential licensing	
NOVARTIS *Oral Calcitonin*		P3 Top-line Results	Potential NDA Filing

Investment Highlights

- Successful turnaround and targeted growth strategy implemented by experienced management team
- Positive Ph3 top-line results for potential first oral calcitonin to market; exit transaction anticipated
- Validated, oral delivery and recombinant manufacturing technology platforms
- $150MM oral PTH partnership with GSK; Ph2 results expected Q4 2011
- Building diversified portfolio of high-potential co-development and commercialization partnerships

Multiple "game-changing" events in next 6-9 months

unigene

Applied Peptelligence

Ticker: UGNE.OB www.unigene.com


welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

Rodman & Renshaw Annual Global Investment Conference

Ashleigh Palmer, President and CEO